QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1
Certification of Periodic Report

I, Mark E. Landis, Controller of ProCyte Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
the Quarterly Report on Form 10-Q for the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (12 U.S.C. 78m or 78o(d)); and

2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2002	By:	/s/ MARK E. LANDIS Mark E. Landis, Controller, ProCyte Corporation

25

QuickLinks

Exhibit 99.1 Certification of Periodic Report